FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS Y
	PDINX	PSIBX	PDVCX	PDVMX	PDVRX	PDVYX

Putnam Diversified Income Trust

Summary prospectus
1|30|10

A world of investing.™

Putnam INVESTMENTS

Putnam Diversified Income Trust

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 1/30/10, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders dated 9/30/09, are incorporated by reference into this summary prospectus.

Goal

Putnam Diversified Income Trust seeks as high a level of current income as Putnam Investment Management, LLC (Putnam Management) believes is consistent with preservation of capital.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in class A shares or $50,000 in class M shares of Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares beginning on page 15 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the SAI.

Shareholder fees (fees paid directly from your investment)

		Maximum deferred
	Maximum sales	sales charge (load) (as
	charge (load)	a percentage of original
	imposed on purchases	purchase price or	Redemption fee (as
	(as a percentage of	redemption proceeds,	a percentage of total
Share class	offering price)	whichever is lower)	redemption proceeds)
Class A	4.00%	NONE*	1.00%
Class B	NONE	5.00%**	1.00%
Class C	NONE	1.00%	1.00%
Class M	3.25%	NONE*	1.00%
Class R	NONE	NONE	1.00%
Class Y	NONE	NONE	1.00%

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Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

		Distribution		Acquired fund	Total annual
	Management	and service	Other	operating	fund operating
Share class	fees	(12b-1) fees	expenses	expenses	expenses***
Class A	0.56%	0.25%	0.26%	0.01%	1.08%
Class B	0.56%	1.00%	0.26%	0.01%	1.83%
Class C	0.56%	1.00%	0.26%	0.01%	1.83%
Class M	0.56%	0.50%	0.26%	0.01%	1.33%
Class R	0.56%	0.50%	0.26%	0.01%	1.33%
Class Y	0.56%	N/A	0.26%	0.01%	0.83%

* A deferred sales charge of 1.00% on class A shares and of 0.40% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

** This charge is phased out over six years.

***Reflects projected expenses under a new management contract effective 1/1/10. Excludes estimated interest expense accruing in connection with the termination of certain derivatives contracts.

Had such interest been included, for each share class, “Other expenses” would be 0.27%, and “Total annual fund operating expenses” would be increased by 0.01%.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$506	$730	$972	$1,664
Class B	$686	$876	$1,190	$1,951
Class B
(no redemption)	$186	$576	$990	$1,951
Class C	$286	$576	$990	$2,148
Class C
(no redemption)	$186	$576	$990	$2,148
Class M	$456	$733	$1,030	$1,874
Class R	$135	$421	$729	$1,601
Class Y	$85	$265	$460	$1,025

Portfolio turnover

The fund pays transaction-related costs when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses

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or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 223%.

Investments, risks, and performance

Investments

We invest mainly in bonds that are securitized debt instruments and other obligations of companies and governments worldwide, are either investment-grade or below investment-grade (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). We may consider, among other things, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. We may also use derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund.

The prices of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. This risk includes interest rate risk, which means the prices of the fund’s investments are likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuers of the fund’s investments may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds and credit risk is generally greater for below-investment-grade bonds (a significant part of the fund’s investments). Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investments traded in foreign currencies carry the risk of the adverse impact of exchange rates on values. International investments may carry risks associated with potentially less stable economies or governments, such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation. Emerging-market securities can be illiquid. Our use of derivatives may increase these risks by, for example, increasing investment exposure or, in the case of many over-the-counter instruments, by being illiquid because of the potential inability to terminate or sell derivatives positions.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Performance

The performance information below gives some indication of the risks associated with an investment in the fund and why a long-term investment horizon is important. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com

Average annual total returns after sales charges
(for periods ending 12/31/09)

Share class	1 year	5 years	10 years
Class A before taxes	51.69%	2.01%	4.73%
Class A after taxes
on distributions	44.08%	–0.84%	1.81%
Class A after taxes
on distributions and sale
of fund shares	32.86%	0.02%	2.23%
Class B before taxes	51.81%	1.83%	4.38%
Class C before taxes	55.67%	2.02%	4.33%
Class M before taxes	52.42%	1.93%	4.53%
Class R before taxes	57.50%	2.49%	4.84%
Class Y before taxes	58.18%	3.01%	5.36%
Barclays Capital Aggregate
Bond Index (no deduction for
fees, expenses or taxes)	5.93%	4.97%	6.33%
Citigroup Non-U.S. World
Government Bond Index
(no deduction for fees, expenses
or taxes)	4.39%	4.46%	6.60%
JP Morgan Developed High
Yield Index (no deduction for
fees, expenses or taxes)	58.76%	6.44%	6.94%

The fund’s performance is compared to the Barclay’s Capital Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities. The fund’s performance is also compared to the Citigroup Non-U.S. World Government Bond Index, an unmanaged index of international investment-grade fixed-income securities, excluding the U.S., and the JPMorgan Developed High Yield Index, an unmanaged index of high-yield fixed-income securities issued in developed countries.

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After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-deferred arrangement.

Your fund’s management

Investment Advisor

Putnam Investment Management, LLC

Portfolio Managers

D. William Kohli, Team Leader, Portfolio Construction, portfolio manager of fund since 1994

 Michael Atkin, Senior Economist, portfolio manager of fund since 2007

 Robert Bloemker, Head of Fixed Income, portfolio manager of fund since 2005

 Kevin Murphy, Team Leader, High Grade Credit, portfolio manager of fund since 2007

 Paul Scanlon, Team Leader, U.S. High Yield, portfolio manager of fund since 2005

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open, either through your financial advisor or directly to the fund. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

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Tax information

The fund normally distributes any net investment income monthly and any net realized capital gains annually. These distributions may be taxed as ordinary income or as capital gains, unless the shares are held through a qualified retirement plan.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s Web site for more information.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

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Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

NP028 259647 1/10 Putnam Retail Management